OLD MUTUAL ADVISOR FUNDS II

Supplement Dated February 9, 2007

This Supplement updates certain information contained in the currently effective Class A and Class C Shares Prospectus as Supplemented of Old Mutual Advisor Funds II, dated December 21, 2006. You should retain your Prospectus and current supplements for future reference. You may obtain an additional copy of a Prospectus and all current supplements, free of charge, by calling 1-800-433-0051 or via the Internet at www.oldmutualcapital.com.

New Investment Sub-Advisory Arrangement

Effective February 10, 2007, the Board of Trustees of Old Mutual Advisor Funds II (the “Trust”), including all its independent Trustees (the “Board”), appointed Ashfield Capital Partners, LLC (“Ashfield”) as a sub-adviser to the Old Mutual Large Cap Growth Fund, Old Mutual Large Cap Growth Concentrated Fund and Old Mutual Select Growth Fund (collectively, the “Funds”). This appointment will become effective upon shareholder approval of a new investment sub-advisory agreement between the Trust, Old Mutual Capital, Inc. (“Old Mutual Capital”) and Ashfield. In order that Ashfield can begin serving as sub-adviser to the Funds while shareholder approval of a new investment sub-advisory agreement is sought, the Board has approved an interim investment sub-advisory agreement with Ashfield. Pursuant to the interim investment sub-advisory agreement, Ashfield assumed management of that portion of the Funds’ assets that were previously sub-advised by CastleArk Management, LLC (“CastleArk”).

The section of the Prospectus entitled “Investment Strategies and Risks – CastleArk’s Investment Strategies – Old Mutual Large Cap Growth, Old Mutual Large Cap Growth Concentrated and Old Mutual Select Growth Funds” is replaced in its entirety with the following:

Ashfield’s Investment Strategies – Old Mutual Large Cap Growth, Old Mutual Large Cap Growth Concentrated and Old Mutual Select Growth Funds

Ashfield believes that superior results and a high degree of consistency can best be achieved by concentrating investments in above average growth companies. Ashfield relies on a team-based approach to implement its investment strategy, which strives to identify the factors that drive secular growth trends – be they economic, political, social or demographic – and concentrate portfolios in sectors that will benefit from secular growth trends. The investment discipline therefore combines a top-down, macro-economic analysis to identify the sectors enjoying above average secular growth, along with a bottom-up, fundamental approach to individual stock selection. This approach allows for investments to be made in businesses that are established and have enjoyed above average growth. Ashfield utilizes a three-step investment process to implement its investment strategy:

Quantitative. Ashfield employs a quantitative process whereby the universe of potential stock picks is screened and ranked to create a group of eligible stocks. During the screening process, Ashfield considers the size and liquidity, growth characteristics and valuation of potential stock picks. Ashfield then ranks the refined universe of stock picks based on earnings.

Qualitative. Ashfield next employs a qualitative process and conducts rigorous fundamental research on the group of ranked stocks to further narrow the group of eligible stocks. Throughout this process, Ashfield identifies sectors of the economy that may exhibit above average long-term growth.

Construct Portfolio and Manage Risk. Ashfield constructs portfolios to ensure diversification and to manage risk, which is an essential component of the firm’s portfolio construction process.

The section of the Prospectus entitled “The Sub-Advisers – CastleArk” is replaced in its entirety with the following:

Ashfield, a Delaware limited liability company located at 750 Battery Drive, Suite 600, San Francisco, California 94111, is a Sub-Adviser for the Old Mutual Large Cap Growth, Old Mutual Large Cap Growth Concentrated and Old Mutual Select Growth Funds. Ashfield is an affiliate of Old Mutual Capital and is majority-owned by Old Mutual (US) Holdings, Inc., which is wholly-owned by Old Mutual plc, a London-exchange listed international financial services firm. Ashfield was appointed Sub-Adviser to the Funds effective February 10, 2007, and manages and supervises the investment of certain of the Funds’ assets on a discretionary basis, subject to the supervision of Old Mutual Capital. Ashfield also provides investment management services to high net worth private investors and institutional accounts, including corporate retirement plans, public funds, multi-employer pension plans, endowments and foundations. Ashfield managed approximately $3.1 billion in assets as of September 30, 2006.

The section of the Prospectus titled “The Portfolio Managers – Large Cap Growth, Large Cap Growth Concentrated and Select Growth Funds” is replaced in its entirety with the following:

Large Cap Growth and Large Cap Growth Concentrated Funds

Ashfield

J. Stephen Lauck, CFA, joined Ashfield in 1984 and has held the positions of Portfolio Manager, President and Chief Executive Officer since that time.

J. Stephen Thornborrow joined Ashfield in 1984 and has held the position of Portfolio Manager since that time.

Bradley J. Fretz joined Ashfield in 1989 and has held the position of Portfolio Manager since that time.

Peter A. Johnson joined Ashfield in 1994 and has held the position of Portfolio Manager since that time.

Anthony S. Hooker joined Ashfield in 1986 when Pacific Asset Management, a firm Mr. Hooker founded in 1979, merged with Ashfield. Since 1986, Mr. Hooker has held the position of Portfolio Manager.

Kelli K. Hill joined Ashfield in 2004 and since that time has held the position of Portfolio Manager. Prior to joining Ashfield, Ms. Hill held the position of Senior Vice President at Putnam Investments in Boston where she was an Institutional Portfolio Manager. From 1988 to 2001, Ms. Hill held the position of Managing Director and Portfolio Manager for Wells Fargo in San Francisco. Ms. Hill began her career at Christoph Securities in Lake Forest, Illinois. Ms. Hill earned her undergraduate degree from the University of Southern California.

Marc W. Lieberman, CFA, joined Ashfield in 2002 and since that time has held the position of Portfolio Manager. Prior to joining Ashfield, Mr. Lieberman was the Director of Sales at Homegain.com from 2000 to 2001.

Turner

Mark D. Turner joined Turner upon its founding in 1990. He covers the financial services sector for all of Turner's stock funds. Prior to joining Turner, Mr. Turner worked as Vice President/Senior Portfolio Manager for First Maryland Asset Management from 1987 to 1989, Vice President/Portfolio Manager for Merrill Lynch Asset Management from 1985 to 1987, and Portfolio Manager/Analyst for Wachovia Investment Management from 1982 to 1985.

Robert E. Turner, CFA, joined Turner upon its founding in 1990. He manages the technology and telecommunications and producer durables sectors for all of Turner's stock funds. Prior to joining Turner, Mr. Turner served as Senior Investment Manager for Meridian Investment Company from 1985 to 1990, Portfolio Manager with Integon Corporation from 1983 to 1985, Analyst at McMillon/Eubanks from 1981 to 1983, and Systems Consultant with Andersen Consulting from 1979 to 1981.

Robb J. Parlanti, CFA, joined Turner in 1993. He covers the cyclical sector for all of Turner's stock funds. Prior to joining Turner, Mr. Parlanti worked as an Investment Officer for PNC Bank, N.A., from 1987 to 1993.

Select Growth Fund

Ashfield

Kelli K. Hill (see description under Large Cap Growth and Large Cap Growth Concentrated Funds).

Marc W. Lieberman, CFA (see description under Large Cap Growth and Large Cap Growth Concentrated Funds).

Turner

Mark D. Turner (see description under Large Cap Growth and Large Cap Growth Concentrated Funds).

Robert E. Turner, CFA (see description under Large Cap Growth and Large Cap Growth Concentrated Funds).

Robb J. Parlanti, CFA (see description under Large Cap Growth and Large Cap Growth Concentrated Funds).

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Distributor: Old Mutual Investment Partners, Member NASD, SIPC

R-07-019 02/2007

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